UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2020

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

On October 12, 2020, the Court approved the Stipulation of Settlement, which was previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Tile Shop Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on August 7, 2020, and is incorporated herein by reference.

The Company was a nominal defendant and certain current and former directors were individual defendants in litigation brought by K-Bar Holdings LLC and Wynnefield Capital, Inc. (“Plaintiffs”), in the Delaware Court of Chancery (the “Action”). Plaintiffs pleaded the Action as a derivative claim on behalf of the Company and also on behalf of a putative class of certain holders of the Company’s common stock as of October 18, 2019. Plaintiffs alleged breaches of fiduciary duty in connection with, among other things, the Company’s decision to delist from Nasdaq and deregister its common stock under the Securities Exchange Act of 1934, as amended. Each of the defendants has denied and continues to deny that any of them have committed any wrongdoing, violation of law or breaches of any duty of any kind.

On June 30, 2020, the Company, the individual defendants, and Plaintiffs reached an agreement to settle all claims in the Action (the “Settlement Agreement” or the “Settlement”), which was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2020. On August 7, 2020, the Company, the individual defendants, and the Plaintiffs entered into a Stipulation of Settlement memorializing the terms of the Settlement Agreement, which was subject to Court approval. The Stipulation of Settlement includes no admission of wrongdoing or settlement payment by the Company or any of the individual defendants (beyond amounts being funded by the Company’s insurers). The Court approved the Settlement on October 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

By /s/ Nancy DiMattia
Date: October 13, 2020	Name: Nancy DiMattia
Title: Chief Financial Officer